UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.: 811-04809

Liberty All-Star Equity Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2024 – June 30, 2024

Item 1. Report of Shareholders.

(a)

PASS AND STOW
PHILADA
MDCCLIII

ALL STAR® FUNDS

USA LISTED NYSE

Liberty All-Star® Equity Fund

Semi-Annual Report | June 30, 2024

Contents

1	President’s Letter
5	Table of Distributions, Rights Offerings and Tax Credits
6	Stock Changes in the Quarter and Distribution Policy
7	Top 20 Holdings and Economic Sectors
8	Investment Managers/Portfolio Characteristics
9	Manager Interview
11	Schedule of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
24	Notes to Financial Statements
33	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

●	A diversified, multi-managed portfolio of growth and value stocks

●	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic

●	Access to institutional quality investment managers

●	Objective and ongoing manager evaluation

●	Active portfolio rebalancing

●	A quarterly fixed distribution policy

●	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	July 2024

Mega-cap technology stocks rallied around the Artificial Intelligence (AI) themed names that posted exceptional returns in the second quarter and first half of 2024. In their wake they carried the rest of the market higher, but it was the same tale of two markets that over the past 18 months has seen outsized gains concentrated in a handful of names while the rest of the market delivered middling or even negative returns. For the second quarter the group of stocks known as the “Magnificent Seven1” shored up the return of the S&P 500®; NVIDIA led returns with a gain of 36.74 percent for the quarter and 149.50 percent for the first half after rising 239.02 percent in 2023.

Through the first half of 2024 this extreme concentration grew even more pronounced. Information technology and communication services were the only two sectors out of the 11 S&P 500® sectors to outperform the overall index. By itself, information technology accounted for over 50 percent of the first half return for the S&P 500® Index.

The contrast can be illustrated by returns for the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite Index, both of which are widely followed and customarily cited in our shareholder letters. As it is composed of just 30 large-cap stocks, the DJIA is not as fully diversified as other indices but to the point here the Dow represents a cross-section of the economy and is considered more value oriented than the NASDAQ Composite, which has a heavier weighting in technology stocks. Second quarter and first half returns for the Dow: -1.27 percent and 4.79 percent, respectively. Similar period returns for the NASDAQ Composite: 8.47 percent and 18.57 percent. Returns for the S&P 500® Index, which is representative of a broad cross-section of large-cap stocks, fell between those two with a second quarter return of 4.28 percent and a first half return of 15.29 percent.

One metric that demonstrates how concentrated even a diversified index like the S&P 500® has become: 74 percent of stocks in the index underperformed the index as a whole in the second quarter. Further, the S&P 500® Equal Weight Index actually lost -2.63 percent in the second quarter. (S&P 500® Index returns are usually reported on a capitalization-weighted basis in which larger stocks are given proportionally more weight; when returns are reported on an equal-weighted basis every company in the index is treated equally regardless of market capitalization.) Finally, of the 11 S&P sectors, six actually posted negative returns for the quarter.

While overall stock market performance was skewed by robust returns from just a few stocks, the overall economic and business backdrop in the second quarter (and first half) was relatively sound. Perhaps of greatest significance, the ongoing battle against inflation showed progress. The Federal Reserve’s preferred inflation measure—the core Personal Consumption Expenditure Price Index (PCE), which strips out volatile food and energy items—declined in May, falling to a yearly increase of 2.6 percent from 2.9 percent in December and 4.6 percent in May 2023. A strong employment market showed some cooling in May as well, with recurring applications for U.S. jobless benefits rising to the highest level since the end of 2021, indicating it is beginning to take longer for the unemployed to find work. Hiring in general has slowed significantly from the pandemic era of labor shortages and the unemployment rate rose in May to 4 percent for the first time in over two years. Another indicator of a lessening in inflationary pressure was a meager 0.1 percent increase in retail sales in May, while April sales were revised downward.

[1]	Those stocks are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

Semi-Annual Report (Unaudited) | June 30, 2024	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

These indicators pointed to a slowing economy and thus heightened the possibility of lower interest rates. Economic data also indicated the economy was on an even keel and therefore likely to avoid a “hard landing” that could mean recession. The S&P 500® was lower in April, but a key driver was concerns over geopolitical tensions in the Middle East. Spurred by a 629 percent jump in year-over-year profits for NVIDIA, corporate earnings increased in the first quarter (reported in 2Q), led by renewed sentiment favoring technology stocks. This sent the S&P 500® and NASDAQ Composite to multiple record highs leading into the close of the first half.

The performance gap between growth and value stocks widened substantially in the second quarter as the broad market Russell 3000® Growth Index returned 7.80 percent versus -2.25 percent for the corresponding value index. For the first half, the growth index returned 19.90 percent, more than triple the 6.18 percent return for the value index.

Liberty All-Star® Equity Fund

After a strong first quarter, Liberty All-Star® Equity Fund lagged in the second quarter. For the period, the Fund was all but unchanged, returning -0.06 percent when shares are valued at net asset value (NAV) with dividends reinvested; returns declined 2.38 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) Both returns were lower when compared with that of the Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, which returned 3.27 percent. Similarly, Fund returns were lower than the S&P 500® and the NASDAQ Composite but mixed against the DJIA (the NAV return ahead, the market price return modestly behind).

Fund returns lagged the Lipper benchmark for the first half; valued by NAV, the Fund returned 9.50 percent and valued by market price it returned 12.22 percent (both with dividends reinvested). The Lipper benchmark returned 14.38 percent. Fund returns were well ahead of the DJIA but trailed the S&P 500® and the NASDAQ Composite. Fund returns topped the S&P 500® Equal Weight Index for both the quarter and first half.

Two factors were behind lagging Fund returns for the quarter and half: First, value stocks which nominally account for 60 percent of Fund assets, strongly underperformed growth stocks. Second, the Fund’s greater diversity meant it could not keep pace with exceptional returns on the part of information technology stocks, especially the semiconductor stocks in that sector.

Relative to their underling NAV, Fund shares traded during the second quarter in a range from a 0.4 percent premium to a 4.3 percent discount. Shares traded at a 3.1 percent discount at quarter’s end. For the first half, the trading range extended from a 0.4 percent premium to a 5.8 percent discount.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.18 per share in the second quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $30.64 per share for a total of more than $3.7 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Although Fund returns lagged for the second quarter and first half, we believe performance should not be assessed in isolation but in the larger context of long-term market conditions. Currently, we are in an environment of two extremes: the valuation spread between growth and value styles of investing and the performance gap between a small group of mega-cap growth stocks and those representing the entire rest of the economy. This is magnified by investor expectations for AI; while holding immense promise for investors, AI will mature and competitive advantages will even out across the industry. Certainly, individual stocks do outperform—sometimes by a significant margin for a long period of time. It is not often, however, that they completely separate and become a market unto themselves. We believe this will change and that deviating from proven investment management and portfolio construction principles to mirror the present market invites an unacceptable level of risk. We will stay patient and manage in keeping with fundamentals that have proven effective not in the moment, but over the years. Thank you for your support of the Fund.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Equity Fund

The views expressed in the President’s letter and the Manager Interview reflect the views of the President and Manager as of July 2024 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Semi-Annual Report (Unaudited) | June 30, 2024	3

Liberty All-Star® Equity Fund	President’s Letter

  (Unaudited)

Fund Statistics (Periods ended June 30, 2024)
Net Asset Value (NAV)	$7.02
Market Price	$6.80
Discount	-3.1%

	Quarter	Year-to-Date
Distributions*	$0.18	$0.35
Market Price Trading Range	$6.52 to $7.18	$6.26 to $7.18
Premium/(Discount) Range	0.4% to -4.3%	0.4% to -5.8%

Performance (Periods ended June 30, 2024)
Shares Valued at NAV with Dividends Reinvested	-0.06%	9.50%
Shares Valued at Market Price with Dividends Reinvested	-2.38%	12.22%
Dow Jones Industrial Average	-1.27%	4.79%
Lipper Large-Cap Core Mutual Fund Average	3.27%	14.38%
NASDAQ Composite Index	8.47%	18.57%
S&P 500® Index	4.28%	15.29%
S&P 500® Equal Weight Index	-2.63%	5.08%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2024 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2024.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Indices are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 33.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions, Rights Offerings and Tax Credits

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022	0.69
2023	0.61
2024
1st Quarter	0.17
2nd Quarter	0.18
Total	$30.64

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

Semi-Annual Report (Unaudited) | June 30, 2024	5

Liberty All-Star® Equity Fund	Stock Changes in the Quarter and Distribution Policy

(Unaudited)

The following are the major ($6 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the second quarter of 2024.

	SHARES
Security Name	Purchases (Sales)	Held as of 6/30/24
Purchases
American Water Works Co., Inc.	62,600	62,600
Apple, Inc.	59,333	59,333
Aramark	381,000	381,000
Gartner, Inc.	16,313	33,822
Humana, Inc.	18,203	40,267
Magna International, Inc.	144,094	338,513
Meta Platforms, Inc.	24,639	50,586
O'Reilly Automotive, Inc.	9,998	16,391
Shopify, Inc.	98,880	98,880
Synopsys, Inc.	15,013	15,013

Sales
Alphabet, Inc.	(44,632)	350,222
American International Group, Inc.	(85,780)	0
Ball Corp.	(146,405)	0
Charles Schwab Corp.	(93,913)	275,217
Eaton Corp. PLC	(21,476)	0
Equinix, Inc.	(10,958)	0
IQVIA Holdings, Inc.	(39,883)	0
NVIDIA Corp.	(59,136)	566,555
Sherwin-Williams Co.	(30,190)	0
Sony Group Corp.	(84,607)	183,723
Walt Disney Co.	(56,586)	0

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2024 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

  June 30, 2024 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Microsoft Corp.	4.09%
NVIDIA Corp.	3.53
Alphabet, Inc.	3.23
Amazon.com, Inc.	2.65
UnitedHealth Group, Inc.	2.03
ServiceNow, Inc.	1.78
Visa, Inc.	1.76
S&P Global, Inc.	1.35
Meta Platforms, Inc.	1.29
Capital One Financial Corp.	1.26
Danaher Corp.	1.14
Salesforce, Inc.	1.11
Ecolab, Inc.	1.11
Adobe, Inc.	1.09
Dollar General Corp.	1.04
Charles Schwab Corp.	1.02
Fresenius Medical Care AG	1.02
Citigroup, Inc.	0.99
Ferguson PLC	0.99
Autodesk, Inc.	0.98
33.46%

Economic Sectors*	Percent of Net Assets
Information Technology	23.28%
Financials	19.61
Health Care	14.33
Consumer Discretionary	11.93
Industrials	7.35
Communication Services	6.63
Consumer Staples	5.10
Materials	4.56
Energy	2.09
Utilities	1.79
Real Estate	0.63
Other Net Assets	2.70
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Semi-Annual Report (Unaudited) | June 30, 2024	7

Liberty All-Star® Equity Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE

VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED

IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of June 30, 2024 (Unaudited)

	Investment Style Spectrum
	Value			Growth
						TOTAL	S&P 500®
	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	FUND	INDEX
Number of Holdings	34	31	42	29	31	144*	503
Percent of Holdings in Top 10	40%	47%	34%	47%	59%	22%	36%
Weighted Average Market Capitalization (billions)	$79	$267	$264	$866	$1,175	$536	$1,022
Average Five-Year Earnings Per Share Growth	7%	10%	12%	17%	21%	13%	17%
Dividend Yield	2.8%	1.3%	1.8%	0.7%	0.4%	1.4%	1.4%
Price/Earnings Ratio**	15x	21x	22x	36x	45x	24x	27x
Price/Book Value Ratio	1.5x	3.7x	3.1x	7.9x	7.7x	3.3x	4.6x

*	Certain holdings are held by more than one manager.

**	Excludes negative earnings

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

Brandon D. Bond, CFA Managing Director and Portfolio Manager TCW Investment Management Company

TCW FOCUSES ON TRENDS WITH THE POTENTIAL FOR GROWTH EVEN IN CHALLENGING ENVIRONMENTS

TCW Investment Management Company invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model. We recently spoke with Brandon D. Bond, CFA, Managing Director and Portfolio Manager at TCW. The Fund’s Investment Advisor, ALPS Advisors, Inc., conducted the interview.

TCW has identified a set of secular trends that it believes will drive attractive long-term opportunities for investors. What are those trends and the investment thesis behind each?

While not an exhaustive list, four of the secular trends represented in the portfolio that we most often talk about are Generative AI; Data as the New Currency; Cybersecurity; and Electronification of Payments. Generative AI has received plenty of airtime, so we’ll focus on the other three here. As more of the world moves digital, data have become the lifeblood, oil or currency—you can pick your metaphor—of business. The value of unique data sets, technology to store, process and analyze those data sets and businesses that can better translate data insights into real revenue continues to grow as a result. Generative AI only enhances the value already accruing to data-centered businesses and acts as a force multiplier to our next secular trend, Cybersecurity. Cybercrime continues to increase, and new Securities and Exchange Commission (SEC) disclosure requirements make the damage even more public, more quickly. Although companies have historically used a plethora of programs, each built to solve just a single problem (referred to as point solutions), we are seeing cybersecurity platforms emerge that can outcompete point solutions and innovate fast enough to keep up with an ever-changing landscape. Lastly, the Electronification of Payments has been a multi-decade trend. Yet, trillions of dollars are still exchanged with cash and checks, leaving many more years of digital payments growth ahead.

TCW’s largest holding, NVIDIA, which has been owned since 2018, has benefited from the AI/digital transformation trend and is now one of the most valuable companies in the world. Given the stock’s rapid ascent (+239 percent in 2023 and +150 percent this year through June 30) how do you determine when hype has overtaken the reality of NVIDIA’s business?

“Four secular trends represented in the portfolio are Generative AI; Data as the New Currency; Cybersecurity; and Electronification of Payments.”

Semi-Annual Report (Unaudited) | June 30, 2024	9

Liberty All-Star® Equity Fund	Manager Interview

(Unaudited)

Honestly, it’s impossible to know for sure but we balance three key inputs as we manage our NVIDIA (NVDA) position size: a long-term price target, an intermediate-term price target and our active weight relative to the Russell 1000® Growth Index. Our long-term price target receives the most focus and has helped us stay meaningfully invested in NVIDIA since our initial purchase in April 2018 despite the rapid stock price appreciation. In deriving our long-term price target, we look out five-plus years at potential end market sizes, NVIDIA’s possible market share and likely cost structures at various scales to derive a range of free cash flow forecasts. We then discount those back to inform us how much potential upside remains and what kind of scenarios need to play out to realize further upside. While we anchor to this longer-term valuation methodology, partial adds and trims can be influenced by a view of how full valuation appears over the next 12 to 18 months (i.e. an intermediate-term price target). Lastly, we seek to keep our active weight in a range that aligns with our conviction level and risk tolerances. This combination of inputs has led to consistent trimming of our position over the last 18 months as the stock has continued to appreciate. Our conviction in the long-term potential remains high as does our outlook for the stock’s fundamentals for the remainder of the year. However, a healthy respect and recognition of “hype cycles” leaves us expecting a sharp drawdown at some point between the very near-term and our five-plus year outlook. Hence, we are keeping our active weight at a tolerable level as the absolute weight has continued to increase.

To date, the economy remains strong as inflation has moderated and there has been a catalyst, AI, to spark returns. What fundamental factors are you watching that could move the market higher or lower over the next year?

“The outlook is mixed and the market could go either way; however, our resolute focus remains on identifying resilient companies that we believe can thrive in a variety of economic environments.”

What could go right and what could go wrong is a discussion we have every week. Inflation and employment trends are two key factors that signal a still-constructive macro backdrop. On the micro front, there are quite a few companies with stable or even improving outlooks with undemanding valuations that could take the handoff from mega-cap leadership if the economy avoids a hard landing. On the other hand, causes for concern are the still-inverted yield curve, weak demand at the wholesale level (as represented by the Purchasing Managers’ Index), the general slowdown in consumer spending, tepid GDP growth and stubborn inflation—all accompanied by heightened geopolitical risk. Increasing index concentration and the lack of market breadth also create a less healthy picture than year-to-date market returns may suggest. Overall, we think the outlook is mixed and the market could go either way over the next year. As always, however, our resolute focus remains on identifying resilient companies that we believe can thrive in a variety of economic environments.

Thank you, Brandon. As you have identified beyond AI there are some trends with potential to drive attractive growth rates. We hope to have the opportunity to follow up on them in the future.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

  June 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.30%)
COMMUNICATION SERVICES (6.63%)
Entertainment (0.60%)
Netflix, Inc.(a)	17,648	$11,910,282

Interactive Media & Services (4.52%)
Alphabet, Inc., Class A	130,720	23,810,648
Alphabet, Inc., Class C	219,502	40,261,057
Meta Platforms, Inc., Class A	50,586	25,506,473
		89,578,178
Media (1.51%)
Charter Communications, Inc., Class A(a)	41,416	12,381,727
Omnicom Group, Inc.	113,075	10,142,828
Trade Desk, Inc., Class A(a)	77,081	7,528,501
		30,053,056
CONSUMER DISCRETIONARY (11.93%)
Automobile Components (1.75%)
Cie Generale des Etablissements Michelin SCA(b)	414,100	7,959,002
Lear Corp.	109,726	12,531,806
Magna International, Inc., Class A(c)	338,513	14,183,695
		34,674,503
Broadline Retail (2.65%)
Amazon.com, Inc.(a)	272,353	52,632,217

Entertainment (0.79%)
Sony Group Corp.(b)	183,723	15,607,269

Hotels, Restaurants & Leisure (2.69%)
Aramark	381,000	12,961,620
Booking Holdings, Inc.	4,548	18,016,902
Starbucks Corp.	122,436	9,531,642
Yum! Brands, Inc.	96,347	12,762,124
		53,272,288
Household Durables (0.92%)
Lennar Corp., Class A	89,000	13,338,430
Newell Brands, Inc.	783,352	5,021,286
		18,359,716
Specialty Retail (2.83%)
CarMax, Inc.(a)	183,783	13,478,645
Home Depot, Inc.	22,382	7,704,780
Lowe's Cos., Inc.	35,328	7,788,411
O'Reilly Automotive, Inc.(a)	16,391	17,309,879

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2024	11

Liberty All-Star® Equity Fund	Schedule of Investments

  June 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
TJX Cos., Inc.	48,411	$5,330,051
Ulta Beauty, Inc.(a)	11,581	4,468,761
		56,080,527
Textiles, Apparel & Luxury Goods (0.30%)
PVH Corp.	56,548	5,986,737

CONSUMER STAPLES (5.10%)
Beverages (0.78%)
Coca-Cola Co.	135,100	8,599,115
Constellation Brands, Inc., Class A	26,700	6,869,376
		15,468,491
Consumer Staples Distribution & Retail (1.69%)
Costco Wholesale Corp.	15,095	12,830,599
Dollar Tree, Inc.(a)	95,685	10,216,287
SYSCO Corp.	146,171	10,435,148
		33,482,034
Food Products (0.50%)
Tyson Foods, Inc., Class A	172,180	9,838,365

Household Products (0.41%)
Procter & Gamble Co.	49,400	8,147,048

Multiline Retail (1.04%)
Dollar General Corp.	156,637	20,712,111

Personal Care Products (0.68%)
Unilever PLC(b)	244,004	13,417,780

ENERGY (2.09%)
Energy Equipment & Services (0.69%)
NOV, Inc.	441,864	8,399,835
Schlumberger NV	113,865	5,372,151
		13,771,986
Oil, Gas & Consumable Fuels (1.40%)
Coterra Energy, Inc.	320,800	8,555,736
Shell PLC(b)	145,792	10,523,266
TotalEnergies SE(b)(c)	129,992	8,667,867
		27,746,869

See Notes to Financial Statements.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

  June 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
FINANCIALS (19.61%)
Banks (4.53%)
Bank of America Corp.	343,426	$13,658,052
Citigroup, Inc.	310,120	19,680,215
Commerce Bancshares, Inc.	74,800	4,172,344
Cullen/Frost Bankers, Inc.	54,900	5,579,487
JPMorgan Chase & Co.	41,039	8,300,548
Mitsubishi UFJ Financial Group, Inc.(b)(c)	641,000	6,922,800
PNC Financial Services Group, Inc.	45,800	7,120,984
U.S. Bancorp	204,301	8,110,750
Wells Fargo & Co.	273,001	16,213,530
		89,758,710
Capital Markets (5.53%)
Ameriprise Financial, Inc.	28,600	12,217,634
BlackRock, Inc.	9,356	7,366,166
Blackstone Group LP	70,600	8,740,280
Charles Schwab Corp.	275,217	20,280,741
Goldman Sachs Group, Inc.	17,767	8,036,369
MSCI, Inc.	23,530	11,335,577
Northern Trust Corp.	94,000	7,894,120
S&P Global, Inc.	59,879	26,706,034
UBS Group AG	242,844	7,173,612
		109,750,533
Consumer Finance (1.76%)
American Express Co.	42,884	9,929,790
Capital One Financial Corp.	179,916	24,909,370
		34,839,160
Financial Services (5.44%)
Berkshire Hathaway, Inc., Class B(a)	46,089	18,749,005
Corpay, Inc.(a)	33,067	8,809,380
Equitable Holdings, Inc.	329,928	13,480,858
Global Payments, Inc.	127,936	12,371,411
Mastercard, Inc., Class A	26,820	11,831,911
Visa, Inc., Class A	132,911	34,885,150
Voya Financial, Inc.	110,585	7,868,123
		107,995,838
Insurance (2.35%)
Aon PLC, Class A	42,427	12,455,719
Arch Capital Group, Ltd.(a)	95,624	9,647,505
MetLife, Inc.	172,133	12,082,015
Progressive Corp.	59,987	12,459,900
		46,645,139

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2024	13

Liberty All-Star® Equity Fund	Schedule of Investments

  June 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
HEALTH CARE (14.33%)
Biotechnology (0.53%)
Amgen, Inc.	33,500	$10,467,075

Health Care Equipment & Supplies (4.24%)
Alcon, Inc.	96,500	8,596,220
Baxter International, Inc.	486,104	16,260,179
Boston Scientific Corp.(a)	125,919	9,697,022
Dexcom, Inc.(a)	59,165	6,708,128
Intuitive Surgical, Inc.(a)	21,986	9,780,472
Koninklijke Philips NV(c)	411,144	10,360,829
Medtronic PLC	203,286	16,000,641
Smith & Nephew PLC(b)(c)	268,538	6,654,371
		84,057,862
Health Care Providers & Services (5.09%)
CVS Health Corp.	229,600	13,560,176
Fresenius Medical Care AG(b)	1,058,408	20,205,009
Humana, Inc.	40,267	15,045,764
Quest Diagnostics, Inc.	87,699	12,004,239
UnitedHealth Group, Inc.	78,903	40,182,142
		100,997,330
Life Sciences Tools & Services (1.71%)
Danaher Corp.	90,594	22,634,911
Thermo Fisher Scientific, Inc.	20,253	11,199,909
		33,834,820
Pharmaceuticals (2.76%)
Bristol-Myers Squibb Co.	246,566	10,239,886
Merck & Co., Inc.	78,500	9,718,300
Novo Nordisk A/S(b)	114,323	16,318,465
Pfizer, Inc.	367,153	10,272,941
Zoetis, Inc.	47,544	8,242,228
		54,791,820
INDUSTRIALS (7.35%)
Aerospace & Defense (0.42%)
General Dynamics Corp.	28,900	8,385,046

Building Products (2.24%)
Carlisle Cos., Inc.	39,984	16,201,917
Carrier Global Corp.	216,498	13,656,694
Masco Corp.	218,229	14,549,327
		44,407,938

See Notes to Financial Statements.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

  June 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Commercial Services & Supplies (0.81%)
Waste Connections, Inc.	41,955	$7,357,229
Waste Management, Inc.	40,784	8,700,858
		16,058,087
Ground Transportation (0.72%)
Canadian Pacific Kansas City, Ltd.(c)	182,579	14,374,445

Industrial Conglomerates (0.56%)
General Electric Co.	17,730	2,818,538
Honeywell International, Inc.	39,000	8,328,060
		11,146,598
Machinery (1.61%)
Oshkosh Corp.	53,600	5,799,520
Parker-Hannifin Corp.	28,900	14,617,909
Wabtec Corp.	8,861	1,400,481
Xylem, Inc.	74,100	10,050,183
		31,868,093
Trading Companies & Distributors (0.99%)
Ferguson PLC	101,190	19,595,444

INFORMATION TECHNOLOGY (23.28%)
Electronic Equipment & Instruments (0.39%)
TE Connectivity Ltd.	51,086	7,684,867

Electronic Equipment, Instruments & Components (0.63%)
CDW Corp.	24,835	5,559,066
Teledyne Technologies, Inc.(a)	18,026	6,993,728
		12,552,794
IT Services (2.37%)
Amdocs, Ltd.	132,504	10,457,216
Cognizant Technology Solutions Corp., Class A	180,764	12,291,952
Gartner, Inc.	33,822	15,188,107
Shopify, Inc., Class A(a)	98,880	6,531,024
Snowflake, Inc., Class A(a)	18,558	2,507,000
		46,975,299
Semiconductors & Semiconductor Equipment (6.48%)
ASML Holding N.V.	11,227	11,482,190
Microchip Technology, Inc.	123,800	11,327,700
Micron Technology, Inc.	95,209	12,522,840
NVIDIA Corp.	566,555	69,992,205
QUALCOMM, Inc.	63,800	12,707,684

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2024	15

Liberty All-Star® Equity Fund	Schedule of Investments

  June 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions, Inc.	99,204	$10,573,162
		128,605,781
Software (12.78%)
Adobe, Inc.(a)	38,913	21,617,728
ANSYS, Inc.(a)	31,000	9,966,500
Autodesk, Inc.(a)	78,259	19,365,190
Cadence Design Systems, Inc.(a)	20,110	6,188,852
Crowdstrike Holdings, Inc., Class A(a)	34,527	13,230,401
Intuit, Inc.	18,415	12,102,522
Microsoft Corp.	181,373	81,064,661
Palo Alto Networks, Inc.(a)	27,588	9,352,608
Salesforce, Inc.	85,730	22,041,183
ServiceNow, Inc.(a)	44,868	35,296,310
Synopsys, Inc.(a)	15,013	8,933,636
Workday, Inc., Class A(a)	63,961	14,299,121
		253,458,712
Technology Hardware, Storage & Equipment (0.63%)
Apple, Inc.	59,333	12,496,716

MATERIALS (4.56%)
Chemicals (3.06%)
Corteva, Inc.	213,500	11,516,190
Dow, Inc.	355,607	18,864,951
Ecolab, Inc.	92,185	21,940,030
RPM International, Inc.	77,800	8,377,504
		60,698,675
Construction Materials (0.66%)
Martin Marietta Materials, Inc.	24,000	13,003,200

Containers & Packaging (0.84%)
Avery Dennison Corp.	76,369	16,698,082

REAL ESTATE (0.63%)
Residential REITs (0.32%)
Equity LifeStyle Properties, Inc.	95,600	6,226,428

Specialized REITs (0.31%)
American Tower Corp.	31,844	6,189,837

See Notes to Financial Statements.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

  June 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
UTILITIES (1.79%)
Electric Utilities (0.94%)
Edison International	170,628	$12,252,797
Xcel Energy, Inc.	118,000	6,302,380
		18,555,177
Gas Utilities (0.44%)
Atmos Energy Corp.	75,000	8,748,750

Water Utilities (0.41%)
American Water Works Co., Inc.	62,600	8,085,416

TOTAL COMMON STOCKS
(COST OF $1,494,874,131)		1,929,693,129

SHORT TERM INVESTMENTS (3.85%)
MONEY MARKET FUND (2.82%)
State Street Institutional US Government Money Market Fund, Premier Class, 5.27%(d)
(COST OF $55,954,800)	55,954,800	55,954,800

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (1.03%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.33%
(COST OF $20,383,092)	20,383,092	20,383,092

TOTAL SHORT TERM INVESTMENTS
(COST OF $76,337,892)		76,337,892

TOTAL INVESTMENTS (101.15%)
(COST OF $1,571,212,023)		2,006,031,021

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.15%)		(22,723,098)

NET ASSETS (100.00%)		$1,983,307,923

NET ASSET VALUE PER SHARE
(282,594,292 SHARES OUTSTANDING)		$7.02

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2024	17

Liberty All-Star® Equity Fund	Schedule of Investments

  June 30, 2024 (Unaudited)

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $26,483,749.
(d)	Rate reflects seven-day effective yield on June 30, 2024.

See Notes to Financial Statements.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities

June 30, 2024 (Unaudited)

ASSETS:
Investments at value (Cost $1,571,212,023)(a)	$2,006,031,021
Receivable for investment securities sold	401,857
Dividends and interest receivable	1,490,269
Tax reclaim receivable	304,893
Prepaid and other assets	206,944
TOTAL ASSETS	2,008,434,984

LIABILITIES:
Payable for investments purchased	2,834,403
Investment advisory fee payable	1,078,175
Payable for administration, pricing and bookkeeping fees	530,282
Payable for collateral upon return of securities loaned	20,383,092
Accrued Trustees' fees payable	17,984
Accrued expenses	283,125
TOTAL LIABILITIES	25,127,061
NET ASSETS	$1,983,307,923

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,578,515,950
Total distributable earnings	404,791,973
NET ASSETS	$1,983,307,923

Shares of common stock outstanding
(unlimited number of shares of beneficial interest without par value authorized)	282,594,292
NET ASSET VALUE PER SHARE	$7.02

(a)	Includes securities on loan of $26,483,749.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2024	19

Liberty All-Star® Equity Fund	Statement of Operations

For the Six Months Ended June 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $273,711)	$14,462,956
Securities lending income	42,167
TOTAL INVESTMENT INCOME	14,505,123

EXPENSES:
Investment advisory fee	6,422,629
Administration, pricing and bookkeeping fees	1,560,034
Audit fee	11,106
Custodian fee	42,081
Insurance expense	43,541
Legal fees	93,589
NYSE fee	152,006
Proxy fees	61,481
Shareholder communication expenses	47,517
Transfer agent fees	67,600
Trustees' fees and expenses	256,186
Miscellaneous expenses	9,849
TOTAL EXPENSES	8,767,619
NET INVESTMENT INCOME	5,737,504

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	102,626,687
Net realized gain on foreign currency transactions	616
Net change in unrealized appreciation on investments	65,091,518
Net change in unrealized depreciation on foreign currency transactions	(291)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	167,718,530
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$173,456,034

See Notes to Financial Statements.

20	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2024 (Unaudited)	For the Year Ended December 31, 2023
FROM OPERATIONS:
Net investment income	$5,737,504	$10,073,845
Net realized gain on investment transactions	102,627,303	154,967,788
Net change in unrealized appreciation on investments	65,091,227	231,535,001
Net Increase in Net Assets From Operations	173,456,034	396,576,634

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(97,340,349)	(164,440,891)
Total Distributions	(97,340,349)	(164,440,891)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	40,277,647	68,779,843
Net increase resulting from Capital Share Transactions	40,277,647	68,779,843
Total Increase in Net Assets	116,393,332	300,915,586

NET ASSETS:
Beginning of period	1,866,914,591	1,565,999,005
End of period	$1,983,307,923	$1,866,914,591

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | June 30, 2024	21

Liberty All-Star® Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.

22	www.all-starfunds.com

Financial Highlights

For the Six Months Ended June 30, 2024		For the Year Ended December 31,
(Unaudited)		2023	2022	2021	2020	2019
\
$6.75		$5.90	$8.20	$7.37	$6.90	$5.89

0.02		0.04	0.03	0.02	0.03	0.05
0.60		1.42	(1.64)	1.67	1.07	1.62
0.62		1.46	(1.61)	1.69	1.10	1.67

(0.35)		(0.07)	(0.03)	(0.02)	(0.03)	(0.05)
–		(0.54)	(0.37)	(0.74)	(0.60)	(0.59)
–		–	(0.29)	(0.05)	–	(0.02)
(0.35)		(0.61)	(0.69)	(0.81)	(0.63)	(0.66)
–		–	–	(0.05)	–	–
$7.02		$6.75	$5.90	$8.20	$7.37	$6.90
$6.80		$6.38	$5.70	$8.38	$6.90	$6.77

9.5	%(d)	26.1%	(20.1%)	24.0%	18.0%	30.1%
12.2	%(d)	23.4%	(24.5%)	35.3%	12.6%	39.7%

$1,983		$1,867	$1,566	$2,084	$1,599	$1,440
0.91	%(e)	0.93%	0.93%	0.93%	1.02%	0.99%
0.60	%(e)	0.60%	0.52%	0.23%	0.44%	0.73%
14	%(d)	23%	23%	22%	45%	23%

Semi-Annual Report (Unaudited) | June 30, 2024	23

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value ("NAV") per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). The Board has designated ALPS Advisors, Inc. (the "Advisor") as the Fund's Valuation Designee (as defined in Rule 2a-5 under the 1940 Act). The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian.

24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Semi-Annual Report (Unaudited) | June 30, 2024	25

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of June 30, 2024:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$26,483,749	$20,383,092	$6,572,683	$26,955,775

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of June 30, 2024:

	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
State Street Navigator	$20,383,092	$–	$–	$–	$20,383,092
Total Borrowings					$20,383,092
Gross amount of recognized liabilities for securities lending (collateral received)					$20,383,092

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2024:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,929,693,129	$–	$–	$1,929,693,129
Short Term Investments	76,337,892	–	–	76,337,892
Total	$2,006,031,021	$–	$–	$2,006,031,021

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period. There were no transfers into or out of Level 3 during the six months ended June 30, 2024.

Semi-Annual Report (Unaudited) | June 30, 2024	27

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Foreign Currency Risk

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments insecurities at fiscal period end, resulting from changes in exchange rates.

28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of June 30, 2024.

Semi-Annual Report (Unaudited) | June 30, 2024	29

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

The tax character of distributions paid during the year ended December 31, 2023 were as follows:

Distributions Paid From:	December 31, 2023
Ordinary Income	$19,488,843
Long-term capital gains	143,292,574
Total	$162,781,417

The Fund declared a distribution of $41,063,648 with an ex-date in 2023 that was paid in 2024. Such amount is not included above, and the tax character of such distributions will be determined at the end of 2024.

As of June 30, 2024, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$1,571,280,587	$525,522,992	$(90,772,558)	$434,750,434

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of June 30, 2024.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended June 30, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

30	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the six months ended June 30, 2024 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”), an affiliate of AAI, serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the six months ended June 30, 2024 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

Semi-Annual Report (Unaudited) | June 30, 2024	31

Liberty All-Star® Equity Fund	Notes to Financial Statements

June 30, 2024 (Unaudited)

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2024, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $267,873,733 and $310,381,498 respectively.

NOTE 7. CAPITAL TRANSACTIONS

During the six months ended June 30, 2024 and the year ended December 31, 2023, distributions in the amounts of $40,277,647 and $68,779,843, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 6,006,153 and of 11,118,511 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

32	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

S&P 500® Equal Weight Index

The equal-weight version of the S&P 500®.

An investor cannot invest directly in an index.

Semi-Annual Report (Unaudited) | June 30, 2024	33

Intentionally Left Blank

ALL-STAR EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock, Chairman
Edmund J. Burke
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

USA LISTED NYSE

Liberty All-Star® Equity Fund

ALL★STAR® FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b) Not Applicable.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to the semi-annual report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2024, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	Not applicable to this report.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	August 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ Mark Haley
Mark Haley (Principal Executive Officer)
President

Date:	August 30, 2024

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	August 30, 2024